Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of CalciTech Ltd. (the "Company") on Form 20-F /A for the year ended February 28, 2005 (the "Annual Report") as filed with the Securities and Exchange Commission on the date hereof. We, Roger A. Leopard and Geoffrey Long, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2006
/s/ Roger A. Leopard Roger A. Leopard, President

(Principal Executive Officer)

Date: January 27, 2006
/s/ Geoffrey Long Geoffrey Long, Chief Financial Officer

(Principal Accounting Officer)